Edward A. Spehar Senior Vice President & Head of Investor Relations OUTLOOK CALL 2 0 1 5 December 11, 2015 Exhibit 99.1

Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information This presentation may contain or incorporate by reference forward-looking statements.  Forward-looking statements give expectations or forecasts of future events and use words such as “anticipate,” “estimate,” “expect,” “project” and other terms of similar meaning, or that are tied to future periods.  Any or all forward-looking statements may turn out to be wrong, and actual results that could differ materially from those expressed or implied in the forward-looking statements. Predictions of future performance are inherently difficult and are subject to numerous risks and uncertainties, including those identified in the “Risk Factors” section of MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission.  The company does not undertake any obligation to publicly correct or update any forward-looking statement if it later becomes aware that such statement is not likely to be achieved.  Additional discussion of forward-looking statements may be included in other slides in this presentation; if so, please refer to those slides for more information.   This presentation may also contain measures that are not calculated based on accounting principles generally accepted in the United States of America, also known as GAAP.  Additional discussion of non-GAAP financial information may be included in other slides in these materials, on the Investor Relations portion of MetLife's website (www.metlife.com), or elsewhere on that website; if so, please refer to those slides or the website for more information.

Agenda Overview Steven A. Kandarian Chairman, President & Chief Executive Officer U.S. Business Eric Steigerwalt Executive Vice President, U.S. Business Latin America Oscar Schmidt Executive Vice President, Latin America Asia Christopher Townsend President, Asia EMEA Michel Khalaf President, Europe, Middle East and Africa Financial Update John C.R. Hele Chief Financial Officer Closing Remarks Steven A. Kandarian Chairman, President & Chief Executive Officer Q&A

Steven A. Kandarian Chairman, President & Chief Executive Officer OUTLOOK CALL 2 0 1 5 December 11, 2015

Raising Expectations for Free Cash Flow 2 26% 36% 44% 55%-65% Free Cash Flow as a Percentage of Operating Earnings 1 Estimated operating earnings for 2015 have been adjusted to exclude a non-cash charge of $792 million, net of income tax, related to an uncertain tax position. Unadjusted, the free cash flow ratio would be approximately 70%. 2 Bar represents mid-point of range. See Appendix for non-GAAP financial information, definitions and/or reconciliations. ~60% 1

Material Increase in Capital Return to Shareholders Total Shareholder Distributions1 ($ in billions) 1Total shareholder distributions = common stock dividends plus common stock repurchases, net of non-compensatory common stock issuances. Total shareholder distributions for 2011 include approximately $3.0 billion used to redeem preferred stock convertible into common stock using the proceeds of an issuance of common stock. 2 Total payout ratio = total shareholder distributions divided by operating earnings. 3 Operating earnings for 3Q15 YTD have been adjusted to exclude a non-cash charge of $792 million, net of income tax, related to an uncertain tax position. Unadjusted, the total payout ratio would be approximately 57%. See Appendix for non-GAAP financial information, definitions and/or reconciliations. Total Payout Ratio2 17% (3%) 2% 23% 48%3 3Q15 YTD

Goals of Outlook Call Improve understanding of MetLife’s business model Provide high quality information and more transparency Focus on multi-year outlook, the driver of shareholder value

Focus of This Year’s Outlook Call is 2016 to 2018 Quantitative and qualitative information to help you forecast earnings for the near-term (one to three years) “Accelerating Value” initiative expected to drive meaningful change; premature to update long-term outlook Plan to provide more insights on initiative at Investor Day in second half of 2016

Key Near-Term Macro Assumptions 5% annual appreciation in S&P 500 U.S. interest rates based on consensus and internal forecast1 10-year U.S. Treasury: 2.33% at 12/31/15, 2.98% at 12/31/16, 3.24% at 12/31/17 and 3.45% at 12/31/18 Three-month LIBOR: 0.42% at 12/31/15, 1.41% at 12/31/16, 1.99% at 12/31/17 and 2.45% at 12/31/18 Exchange rates at consensus Yen/$ average of 125 in 2016, 2017 and 2018 Mexican peso/$ average of 16.5 for 2016, 15.8 for 2017 and 15.7 for 2018 1 Rates based on external consensus for next six quarters and internal forecast thereafter.

Eric Steigerwalt Executive Vice President U.S. Business OUTLOOK CALL 2 0 1 5 December 11, 2015

U.S. Business Overview Continue to accelerate growth in Group, Voluntary & Worksite Benefits Pursue Corporate Benefit Funding growth at appropriate risk and return Continue to execute on Retail strategic plan Double-digit growth in Voluntary / Worksite Strong pension risk transfer market Continued sales growth in Retail Spread compression Uncertain capital rules and regulatory environment Near-Term Outlook: Opportunities See Appendix for non-GAAP financial information, definitions and/or reconciliations. Near-Term Outlook: Challenges Key Strategies

Group, Voluntary & Worksite Benefits Operating Earnings Analysis ($ in millions) 4Q14 – 3Q15 Reported Operating Earnings $935 Reported notable items1:   Variable investment income, as compared to plan ($11) Catastrophe experience and prior year development, net ($8) Actuarial assumption review and other insurance adjustments $9 Baseline Operating Earnings $925 1 Cumulative impact, as reported in 3Q15 quarterly financial supplement. Reported notable items represent a positive (negative) impact to baseline operating earnings. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Group, Voluntary & Worksite Benefits Key Sensitivities 1 Includes catastrophes. See Appendix for non-GAAP financial information, definitions and/or reconciliations. 1% change in Group Life mortality ratio translates to approximately $40 million of operating earnings 1% change in Non-Medical Health interest adjusted loss ratio translates to approximately $45 million of operating earnings 1% change in Property & Casualty (“P&C”) combined ratio1 translates to approximately $10 million of operating earnings

Modest job growth offset by slow wage growth Aggressive life and dental pricing environment Group, Voluntary & Worksite Benefits Factors Driving Near-Term Outlook Demand for voluntary products as responsibility shifts to employees Evolving distribution landscape Increase share in mid-sized and small employer group markets Opportunities Challenges

Group, Voluntary & Worksite Benefits Near-Term Guidance on Certain Key Items 1 LTM = 4Q14 to 3Q15. 2 Includes catastrophes. See Appendix for non-GAAP financial information, definitions and/or reconciliations. Expect growth in operating premiums, fees and other revenues (PFOs) of 3-5% in 2016, with acceleration in 2017-2018 Group Life mortality ratio of 87.4% in latest twelve months (LTM)1; expect within targeted range of 85-90% Non-Medical Health interest adjusted loss ratio of 79.2% in LTM; expect within targeted range of 77-82% P&C combined ratio of 96.8%2 in LTM; expect within targeted range of 95-99%

Group, Voluntary & Worksite Benefits Near-Term Guidance on Certain Key Items (Continued) 1 Includes variable investment income. See Appendix for non-GAAP financial information, definitions and/or reconciliations. Investment income spread of 255 bps1 in LTM; expect within 210-230 bps for 2016, 170-190 bps for 2017 and 155-175 bps for 2018 Accelerating top-line growth and expense control expected to add 40-50 bps to after-tax margin on operating PFOs in 2016 Changes to expense allocations and interest on capital expected to decrease 2016 operating earnings by approximately $50 million

Corporate Benefit Funding Operating Earnings Analysis ($ in millions) 4Q14 – 3Q15 Reported Operating Earnings $1,461 Reported notable items1:   Variable investment income, as compared to plan ($12) Tax adjustments $1 Baseline Operating Earnings $1,450 1 Cumulative impact, as reported in 3Q15 quarterly financial supplement. Reported notable items represent a positive (negative) impact to baseline operating earnings. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Corporate Benefit Funding Key Sensitivities $1 billion of pension risk transfer sales translates to approximately $10 million of operating earnings 10 bps increase in LIBOR1 without any change in longer-term interest rates could reduce operating earnings by $3-5 million 1 Includes 1-month and 3-month LIBOR. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Uncertain capital rules and regulatory environment Flattening yield curve expected to pressure investment spreads Corporate Benefit Funding Factors Driving Near-Term Outlook Strong pension risk transfer market Investment and retirement income solutions for defined contribution market Opportunities Challenges

Corporate Benefit Funding Near-Term Guidance on Certain Key Items Continue to be selective on pension risk transfers to meet risk and return targets General account liabilities expected to grow 0-2% annually Expect spread compression from favorable 2015 results Investment income spread of 171 bps in LTM, with variable investment income contributing 37 bps Investment income spread expected to be within a range of 130-155 bps, with variable investment income contributing 20-35 bps

Retail Annuities Operating Earnings Analysis ($ in millions) 4Q14 – 3Q15 Reported Operating Earnings $1,587 Reported notable items1,2:   Variable investment income, as compared to plan $2 Actuarial assumption review and other insurance adjustments $38 Tax adjustments ($14) Other noteworthy items2: Initial market impact3 ($35) Baseline Operating Earnings $1,578 1 Cumulative impact, as reported in 3Q15 quarterly financial supplement. 2 Reported notable and other noteworthy items represent a positive (negative) impact to baseline operating earnings. 3 To the extent market returns differ from MetLife’s long-term expectations, reserves (including SOP 03-1 reserves) and deferred acquisition cost balances are trued-up in the quarter to reflect the variance. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Retail Annuities Key Sensitivities ~65% of the separate account (SA) assets are in equities Operating earnings sensitivity to SA returns: 10 bps change in the investment income spread translates to operating earnings of approximately $25 million annually SA Return Initial Market Impact1 Ongoing Market Impact2 +10% +$55 million +$100 million (10%) ($65 million) ($100 million) 1 Quarter in which market impact occurs. 2 Annually. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Department of Labor fiduciary proposal Investment spread compression Continued negative variable annuity fund flows Retail Annuities Factors Driving Near-Term Outlook Variable annuity and Shield product sales growth Continued product expansion with improved risk adjusted returns Upside from rising interest rates and modest equity market appreciation Opportunities Challenges See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Retail Annuities Near-Term Guidance on Certain Key Items Expect annuity sales to increase approximately 20% in 2016, continue to increase through 2018 Expect net flows to improve, but still negative Total annuity spread of 233 bps1 in LTM; expect 205-225 bps in 2016 and 190-210 bps in 2017-2018 Changes to expense allocations and interest on capital expected to increase 2016 operating earnings by approximately $40 million 1 Includes variable investment income. Represents the general account spread for deferred and payout annuities. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Retail Life & Other Operating Earnings Analysis ($ in millions) 4Q14 – 3Q15 Reported Operating Earnings $997 Reported notable items1:   Variable investment income, as compared to plan $4 Catastrophe experience and prior year development, net ($14) Actuarial assumption review and other insurance adjustments $78 Tax adjustments $1 Baseline Operating Earnings $1,066 1 Cumulative impact, as reported in 3Q15 quarterly financial supplement. Reported notable items represent a positive (negative) impact to baseline operating earnings. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Retail Life & Other Key Sensitivities 1 Includes catastrophes. See Appendix for non-GAAP financial information, definitions and/or reconciliations. 1% change in interest adjusted benefit ratio translates to approximately $35 million of operating earnings 1% change in the P&C combined ratio1 translates to approximately $12 million of operating earnings

New York limitations on closed block dividends Investment spread compression Operating PFO growth relatively flat Retail Life & Other Factors Driving Near-Term Outlook Expanded product set expected to drive above market sales growth Changes in portfolio mix continue to drive improved risk / return metrics Opportunities Challenges See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Retail Life & Other Near-Term Guidance on Certain Key Items Interest adjusted benefit ratio of 55.9% in LTM; expected to return to 51-56% range P&C combined ratio of 91.5%1 in LTM; expected to return to 93-97% range Variable & universal life spread of 194 bps2 in LTM; expect 150-170 bps in 2016, 120-140 bps in 2017 and 110-130 bps in 2018 1 Includes catastrophes. 2 Includes variable investment income.

Retail Life & Other Near-Term Guidance on Certain Key Items (Continued) Closed block operating earnings expected to decline by approximately $30 million in 2016 Current plan is to include U.S. Direct in Retail Life & Other in 2016; expected operating loss of approximately $25 million Changes to expense allocations and interest on capital expected to decrease 2016 operating earnings by approximately $30 million See Appendix for non-GAAP financial information, definitions and/or reconciliations.

OUTLOOK CALL 2 0 1 5 December 11, 2015 Oscar Schmidt Executive Vice President Latin America

Latin America Overview Largest life insurance company in Latin America1 Present in seven countries covering approximately 80% of Latin America GDP2 Business consistently delivers high growth, operating ROEs3 and cash flows Strong track record of double-digit growth 1 Based on gross written premiums. Source: AXCO Global Statistics (2014). 2 Source: IMF website. 3 Excluding accumulated other comprehensive income (“AOCI”), other than foreign currency translation adjustments (“FCTA”). See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Latin America Operating Earnings Analysis 1 Cumulative impact, as reported in 3Q15 quarterly financial supplement. 2 Reported notable and other noteworthy items represent a positive (negative) impact to baseline operating earnings. 3 The ProVida encaje is capital required by Superintendencia de Pensiones. The encaje is invested the same as the total pension fund, and the income is included in operating earnings. See Appendix for non-GAAP financial information, definitions and/or reconciliations. ($ in millions) 4Q14 – 3Q15 Reported Operating Earnings $575 Reported notable items1,2:   Variable investment income, as compared to plan   $2 Catastrophe experience and prior year development, net $1 Tax adjustments ($73) Other noteworthy items2: ProVida encaje3 earnings, as compared to plan $8 U.S. Direct business $65 Other tax items ($17) Baseline Operating Earnings $561

Latin America Key Sensitivities 1% change in Mexican peso to U.S. dollar exchange rate translates to approximately $4 million of operating earnings 1% change in Chilean peso to U.S. dollar exchange rate translates to approximately $3 million of operating earnings 1% change in the annual return on the ProVida encaje translates to approximately $3 million of operating earnings See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Regional economic growth Currency weakness Regulatory uncertainty across the region Latin America Factors Driving Near-Term Outlook Growth in worksite marketing Growth in ProVida Growth in employee benefits, agency and direct marketing Opportunities Challenges

Latin America Near-Term Guidance on Certain Key Items Mexico and Chile expected to remain at 85-90% of Latin America operating earnings Expect high single-digit annual growth in operating PFOs and operating earnings on a constant currency basis Macro challenges impacting growth by approximately two percentage points See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Latin America Near-Term Guidance on Certain Key Items (Continued) Baseline operating earnings at current exchange rates would be approximately 10% lower Changes to expense allocations and interest on capital expected to increase 2016 operating earnings by approximately $25 million See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Christopher Townsend President Asia OUTLOOK CALL 2 0 1 5 December 11, 2015

Asia Overview Asia continues to offer attractive opportunities Diversified across geographies, currencies, products and channels Building differentiated capabilities Clear, consistent strategy to maximize value and earnings

Asia Operating Earnings Analysis ($ in millions) 4Q14 – 3Q15 Reported Operating Earnings $1,430 Reported notable items1,2:   Variable investment income, as compared to plan $10 Actuarial assumption review and other insurance adjustments ($32) Tax adjustments ($61) Other noteworthy items2: Investment income from loan recovery ($21) Other tax adjustments ($33) Baseline Operating Earnings $1,293 1 Cumulative impact, as reported in 3Q15 quarterly financial supplement. 2 Reported notable and other noteworthy items represent a positive (negative) impact to baseline operating earnings. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Asia Operating Earnings Breakdown 2015 Estimate 2018 Projection Japan 85-90% 75-80% Japanese yen 40-50% U.S. dollar 35-45% Australian dollar 10-15% Korea 10-15% 10-15% Rest of Asia* <5% 10-15% *Emerging markets expected to be approximately 3% in 2015 and 5-10% in 2018. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Asia Key Sensitivities Change Annual Impact on Operating Earnings ($ in millions) Solvency Margin Ratio (%)1 Foreign exchange rate to U.S. dollar: Japanese yen – unhedged basis +/- 1 $3-$42  Australian dollar +/- 0.01 $1-$2 Korean won +/- 10 $1-$2 Parallel shift in yield curve: U.S. +/- 10 bps $3-$4 5%-10% Japan +/- 10 bps $2-$4 5%-10% Korea +/- 10 bps $1-$2 2%-5% 1 Japan solvency margin ratio (SMR) sensitivity includes impact from U.S. and Japan yields. Korea SMR sensitivity includes impact from Korea yields. 2 We have hedged approximately 100% of our expected pre-tax yen-based earnings at 108 in 2016, 100% at 122 in 2017 and 45% at 125 in 2018. Once the options are in the money, each additional yen above that level is expected to have an annual impact on operating earnings of approximately $2-3 million in 2016 and 2017, and $1 million in 2018. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Strengthening of U.S. dollar Regulatory changes Low interest rate environment Asia Factors Driving Near-Term Outlook Margin expansion Product and distribution Capital Continued operational efficiency Invest in differentiation New markets and products Opportunities Challenges

Asia Near-Term Guidance on Certain Key Items Proportion of protection sales expected to grow from 47% of total Asia sales in 2015 to 50-55% by 2018 Expect mid-single digit operating PFO growth on a constant currency basis, with focus on driving value and cash Expect high single-digit operating earnings growth on a constant currency basis, with slower growth in 2016 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Asia Near-Term Guidance on Certain Key Items (Continued) Expect currency exchange rates to have negative impact on 2016 operating earnings of $45 million Changes to expense allocations and interest on capital expected to decrease 2016 operating earnings by approximately $30 million Japan dividends on track to be 50% of operating earnings See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Michel Khalaf President Europe, Middle East and Africa OUTLOOK CALL 2 0 1 5 December 11, 2015

EMEA Overview Leading position in several markets in the Middle East and Central & Eastern Europe Emerging markets expected to comprise over 70% of EMEA operating earnings over the near term Diversified across geography, product and channel Operational efficiencies from legal entity restructuring in anticipation of Solvency II See Appendix for non-GAAP financial information, definitions and/or reconciliations.

EMEA Operating Earnings Analysis ($ in millions) 4Q14 – 3Q15 Reported Operating Earnings $250 Reported notable items1: Actuarial assumption review and other insurance adjustments ($6) Tax adjustments ($14) Baseline Operating Earnings $230 1 Cumulative impact, as reported in 3Q15 quarterly financial supplement. Reported notable items represent a positive (negative) impact to baseline operating earnings. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

See Appendix for non-GAAP financial information, definitions and/or reconciliations. EMEA Key Sensitivities Largest operations in the Gulf, UK and Poland account for approximately 40% of EMEA’s operating earnings UK expected to be a key contributor, with growth coming from wealth management and employee benefits Operating earnings currency exposure, approximately: 45% Euro 20% Polish Zloty 20% GBP 10% Turkish Lira

Strengthening of U.S. dollar Regulatory changes Political and economic headwinds EMEA Factors Driving Near-Term Outlook Drive operational efficiencies Capital diversification and cash generation Build the MetLife brand in key markets Opportunities Challenges

EMEA Near-Term Guidance on Certain Key Items Expect sales growth rate in high single digits, moving to low to mid-teens Expect operating PFOs to be relatively flat in 2016, low single-digit growth on a constant currency basis Expect high single-digit growth in operating PFOs in 2017-2018 Operating earnings growth expected to be high-teens on a constant currency basis Expect currency exchange rates to have negative impact on 2016 operating earnings of $10-15 million See Appendix for non-GAAP financial information, definitions and/or reconciliations.

John C.R. Hele Chief Financial Officer OUTLOOK CALL 2 0 1 5 December 11, 2015

Financial Update Outlook for variable investment income Impact of interest rates Outlook for Corporate & Other and tax rate

Outlook for Variable Investment Income Weaker than expected for 4Q15; anticipate variable investment income for 2015 to be below low end of $1.3-$1.7 billion1 range Variable investment income for 2016 expected to be within range of $1.2-$1.5 billion1 ¹ Pre-tax.

Manageable Balance Sheet Impact from Low Rates Balance sheet impact if 10-year Treasury at 2% forever Statutory reserve increase of less than $1 billion GAAP charge with present value of less than $3 billion after tax Modest potential charges relative to earnings power LTM statutory operating gain of $3.7 billion LTM operating earnings of $5.7 billion See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Meaningful Low Rate Protection for Operating Earnings Pre-Tax Derivative Income1 (+/- 100 bps Sensitivity) Approximately $200 billion notional2 to hedge against adverse economic factors $0.7-$1.0 billion of annual pre-tax derivative income for 2016-2018 based on Flat rate scenario Protection extending beyond 2030 Highlights Total Derivatives2 ¹ The baseline scenario (“Flat”) assumes a yield curve that includes a 3-month LIBOR rate of 0.23% and a 10-year U.S. Treasury rate of 2.0%. The two alternate scenarios (-/+ 100 bps) assume an immediate, parallel shift in the baseline curve. ² MetLife investment portfolio (excluding variable annuity hedging program) as of September 30, 2015. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Interest Rates: Stress Scenario vs. Plan 1 Rates based on external consensus for next six quarters and internal forecast thereafter. 12/31/2015 12/31/2016 12/31/2017 12/31/2018 Stress Plan Stress Plan Stress Plan Stress Plan 3-Month LIBOR1 0.23% 0.42% 0.23% 1.41% 0.23% 1.99% 0.23% 2.45% 10-Year Treasury1 2.00% 2.33% 2.00% 2.98% 2.00% 3.24% 2.00% 3.45% Slope of Yield Curve 1.77% 1.91% 1.77% 1.57% 1.77% 1.25% 1.77% 1.00%

Manageable Earnings Impact from Low Rates Operating earnings impact from interest rate stress scenario Approximately $10 million reduction versus plan for 2016 Approximately $150 million reduction versus plan for 2017 Approximately $285 million reduction versus plan for 2018 10 bps increase in LIBOR1 without any change in longer-term interest rates reduces operating earnings by approximately $10-$12 million Negative impact on derivative income, primarily receiver swaps Negative impact on securities lending due to cost of funds 1 Includes 1-month and 3-month LIBOR. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Guidance on Corporate & Other and Tax Rate Expect Corporate & Other operating loss of $500-$700 million in 2016 Changes to expense allocations and interest on capital expected to reduce 2016 operating loss by approximately $20 million Lower expenses and taxes expected to drive improvement in Corporate & Other in 2016 vs. 2015 Effective tax rate expected to be 25.1% in 2016 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Steven A. Kandarian Chairman, President & Chief Executive Officer OUTLOOK CALL 2 0 1 5 December 11, 2015

Key Takeaways Challenging macro environment for operating earnings and operating ROE1, but focused on levers to drive improved results Producing more cash; upwardly revised free cash flow-to-operating earnings target of 55-65% Distributing more cash; barring adverse capital rules or attractive M&A, expect total payout to shareholders will be consistent with free cash flow, subject to Board approval 1 Excluding AOCI, other than FCTA. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Appendix OUTLOOK CALL 2 0 1 5 December 11, 2015

Safe Harbor Statement 63 This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (1) difficult conditions in the global capital markets; (2) increased volatility and disruption of the capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (3) exposure to financial and capital market risks, including as a result of the disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (4) impact of comprehensive financial services regulation reform on us, as a non-bank systemically important financial institution, or otherwise; (5) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (6) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (7) adverse results or other consequences from litigation, arbitration or regulatory investigations; (8) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (9) investment losses and defaults, and changes to investment valuations; (10) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (11) impairments of goodwill and realized losses or market value impairments to illiquid assets; (12) defaults on our mortgage loans; (13) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (14) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (15) downgrades in our claims paying ability, financial strength or credit ratings; (16) a deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (17) availability and effectiveness of reinsurance or indemnification arrangements, as well as any default or failure of counterparties to perform; (18) differences between actual claims experience and underwriting and reserving

Safe Harbor Statement (Continued) 64 assumptions; (19) ineffectiveness of risk management policies and procedures; (20) catastrophe losses; (21) increasing cost and limited market capacity for statutory life insurance reserve financings; (22) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (23) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (24) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from business acquisitions and integrating and managing the growth of such acquired businesses, or arising from dispositions of businesses or legal entity reorganizations; (25) regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (26) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (27) the possibility that MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (28) changes in accounting standards, practices and/or policies; (29) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (30) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (31) inability to attract and retain sales representatives; (32) provisions of laws and our incorporation documents may delay, deter or prevent takeovers and corporate combinations involving MetLife; (33) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (34) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (35) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

Explanatory Note on Non-GAAP Financial Information Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information slide and this Appendix) to net income (loss), net income (loss) per share, operating earnings, operating earnings per share, book value per share, book value per share, excluding accumulated other comprehensive income (loss) (“AOCI”), other than foreign currency translation adjustments (“FCTA”), book value per share-tangible common stockholders’ equity, premiums, fees and other revenues, operating return on equity, excluding AOCI, other than FCTA, and tangible operating return on equity should be read as net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, book value per common share, excluding AOCI, other than FCTA, book value per common share-tangible common stockholders’ equity, premiums, fees and other revenues (operating), operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, and operating return on MetLife, Inc.’s tangible common stockholders’ equity, respectively. Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America ("GAAP") accounting guidance for segment reporting, operating earnings is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends. Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife and are referred to as divested businesses. Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments. The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues: Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits ("GMIB") fees ("GMIB Fees"); Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are variable interest entities ("VIEs") consolidated under GAAP; and Other revenues are adjusted for settlements of foreign currency earnings hedges. 65

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses: Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments"); Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired ("VOBA") excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments; Amortization of negative VOBA excludes amounts related to Market Value Adjustments; Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition and integration costs. Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. MetLife, Inc.’s tangible common stockholders’ equity is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI and is also reduced by the impact of goodwill, value of distribution agreements (“VODA”) and value of customer relationships acquired (“VOCRA”), all net of income tax. MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax. MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company's performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, investment portfolio gains (losses) and 66

Explanatory Note on Non-GAAP Financial Information (Continued) derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, net investment gains (losses) and net derivative gains (losses), respectively. MetLife, Inc.’s tangible common stockholders’ equity and MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, should not be viewed as substitutes for total MetLife, Inc.’s stockholders’ equity calculated in accordance with GAAP. MetLife also refers to baseline operating earnings in this presentation. Baseline operating earnings is operating earnings, adjusted to reflect the cumulative impact of notable items as reported in the Third Quarter 2015 Financial Supplement, as well as other noteworthy items, if applicable. MetLife believes that the presentation of baseline operating earnings enhances the understanding of its performance by providing an estimate of the operating earnings that should be considered as the starting point for growth. MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in discretionary capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies, and net contributions from debt to be at or below target level ratios. This measure of free cash flow is prior to discretionary capital deployment, including common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual operating earnings available to common shareholders. Operating return on MetLife, Inc.'s tangible common stockholders' equity is defined as operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders' equity. Operating return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA is defined as operating earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity, excluding AOCI other than FCTA. Operating return on MetLife, Inc.'s common stockholders' equity is defined as operating earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity. Return on MetLife, Inc.’s tangible common stockholders' equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders' equity. 67

Explanatory Note on Non-GAAP Financial Information (Continued) Return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders' equity, excluding AOCI other than FCTA. Return on MetLife, Inc.’s common stockholders’ equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity. Allocated equity is defined as the portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI, other than FCTA. Operating return on allocated equity is defined as operating earnings available to common shareholders divided by allocated equity. Operating return on allocated tangible equity is defined as operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity. Return on allocated equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity. Return on allocated tangible equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity. Operating expense ratio is calculated by dividing operating expenses (other expenses net of capitalization of DAC) by operating premiums, fees and other revenues. For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures may be included in this Appendix to the presentation materials and/or are on the Investor Relations portion of MetLife’s Internet website. Additional information about MetLife’s historical results is also available on its Internet website in its Quarterly Financial Supplements for the corresponding periods. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife may refer to sales activity for various products. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. 68

Explanatory Note on Non-GAAP Financial Information (Continued) In this presentation, MetLife may provide forward-looking guidance on its future earnings, premiums, fees and other revenues, earnings per diluted common share, book value per common share, return on common equity and free cash flow (as a percentage of annual operating earnings) on an operating or non-GAAP basis. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a significant impact on GAAP net income. In addition, MetLife may provide estimated historical operating results for business that is not within a single reportable segment or Corporate & Other in this presentation. A reconciliation of non-GAAP measures to the most directly comparable GAAP measures is not accessible for such results, as MetLife calculates GAAP results only for its reportable segments and Corporate & Other. 69

Definitions

Definitions - Sales Retail: Life Sales: Statistical sales information for life insurance is calculated by MetLife using the LIMRA definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity Sales: Individual annuities sales consists of statutory premiums direct and assumed, excluding company sponsored internal exchanges. GVWB: Sales of life and non-medical health products include 100% of annualized full year premiums and fees from recurring-premium policy. Sales for property & casualty are based on first year direct written premium net of cancellation and endorsement activity.  CBF: Pension Risk Transfer Sales: Pension risk transfer sales consist of statutory single-premiums received as payment to assume certain benefit liabilities of a U.S. pension plan. This is consistent with the LIMRA definition of sales for single-premium buy-outs. Direct: Consumer Direct Individual Life Sales: Statistical sales information for life insurance is calculated by using the LIMRA definition of sales for core direct sales, excluding company sponsored internal exchanges. Sponsored Direct Group Product Sales: 100% of annualized first year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales for property & casualty are based on first year direct written premium net of cancellation and endorsement activity.  Latin America, Asia and EMEA: 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions) and 20% of single-premium deposits from credit insurance. 100% of annualized first year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). 71

Reconciliations

Reconciliation of Operating Earnings Available to Common Shareholders to Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders – Total Company 73

Reconciliation of Operating Earnings Available to Common Shareholders to Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders 74

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow 75